Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenues:
Rooms	$138,509	$110,132	$248,922	$204,642
Food and beverage	84,521	71,931	151,635	134,410
Other hotel operating revenue	19,975	18,173	42,715	38,298
Lease and other revenue	1,160	1,165	2,360	2,330
Total revenues	244,165	201,401	445,632	379,680
Operating Costs and Expenses:
Rooms	38,198	29,983	72,186	58,559
Food and beverage	60,038	48,317	114,404	95,710
Other departmental expenses	57,941	51,084	114,426	100,649
Management fees	7,418	6,214	13,743	11,830
Other hotel expenses	16,325	12,763	33,055	26,372
Lease expense	1,206	1,143	2,382	2,311
Depreciation and amortization	26,997	25,277	54,215	50,767
Corporate expenses	7,409	2,866	13,393	16,676
Total operating costs and expenses	215,532	177,647	417,804	362,874
Operating income	28,633	23,754	27,828	16,806
Interest expense	(21,279)	(19,080)	(42,765)	(38,685)
Interest income	21	50	33	80
Equity in earnings (losses) of unconsolidated affiliates	1,456	(717)	2,801	203
Foreign currency exchange (loss) gain	(54)	(168)	186	(173)
Other income, net	745	477	877	929
Income (loss) before income taxes and discontinued operations	9,522	4,316	(11,040)	(20,840)
Income tax expense	(767)	(350)	(1,551)	(815)
Income (loss) from continuing operations	8,755	3,966	(12,591)	(21,655)
Loss from discontinued operations, net of tax	—	(535)	—	(535)
Net Income (Loss)	8,755	3,431	(12,591)	(22,190)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(36)	(8)	51	109
Net loss (income) attributable to the noncontrolling interests in consolidated affiliates	597	(379)	4,449	(350)
Net income (loss) attributable to SHR	9,316	3,044	(8,091)	(22,431)
Preferred shareholder dividends	(6,042)	(6,042)	(12,083)	(12,083)
Net income (loss) attributable to SHR common shareholders	$3,274	$(2,998)	$(20,174)	$(34,514)
Basic Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.02	$(0.01)	$(0.10)	$(0.18)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$0.02	$(0.01)	$(0.10)	$(0.18)
Weighted average shares of common stock outstanding	206,061	202,021	205,849	194,979
Diluted Income (Loss) Per Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$(0.01)	$(0.11)	$(0.18)
Loss from discontinued operations attributable to SHR common shareholders	—	—	—	—
Net income (loss) attributable to SHR common shareholders	$0.01	$(0.01)	$(0.11)	$(0.18)
Weighted average shares of common stock outstanding	219,227	202,021	217,006	194,979

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	June 30, 2013	December 31, 2012
Assets
Investment in hotel properties, net	$1,920,434	$1,970,560
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $11,406 and $10,812	27,881	30,631
Investment in unconsolidated affiliates	112,149	112,488
Cash and cash equivalents	74,700	80,074
Restricted cash and cash equivalents	70,177	58,579
Accounts receivable, net of allowance for doubtful accounts of $1,676 and $1,602	62,919	45,620
Deferred financing costs, net of accumulated amortization of $9,468 and $7,049	9,157	11,695
Deferred tax assets	1,824	2,203
Prepaid expenses and other assets	57,259	54,208
Total assets	$2,376,859	$2,406,417
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,161,705	$1,176,297
Bank credit facility	157,000	146,000
Accounts payable and accrued expenses	213,034	228,397
Distributions payable	6,042	—
Deferred tax liabilities	47,598	47,275
Total liabilities	1,585,379	1,597,969
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	7,558	5,463
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $105,907 and $103,704 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $92,249 and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $97,667 and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,527,049 and 204,308,710 shares of common stock issued and outstanding)	2,055	2,043
Additional paid-in capital	1,714,977	1,730,535
Accumulated deficit	(1,254,018)	(1,245,927)
Accumulated other comprehensive loss	(47,680)	(58,871)
Total SHR’s shareholders’ equity	694,882	707,328
Noncontrolling interests in consolidated affiliates	89,040	95,657
Total equity	783,922	802,985
Total liabilities, noncontrolling interests and equity	$2,376,859	$2,406,417

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	June 30, 2013
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,527	205,527
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,600	1,600
Combined shares and units outstanding	207,980	207,980
Common stock price at end of period	$8.86	$8.86
Common equity capitalization	$1,842,703	$1,842,703
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,318,705	1,318,705
Pro rata share of unconsolidated debt	239,400	—
Pro rata share of consolidated debt	(134,553)	—
Cash and cash equivalents	(74,700)	(74,700)
Total enterprise value	$3,480,657	$3,375,810
Net Debt / Total Enterprise Value	38.8%	36.8%
Preferred Equity / Total Enterprise Value	8.3%	8.6%
Common Equity / Total Enterprise Value	52.9%	54.6%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% and 50.0% ownership interest in the Hotel del Coronado hotel and the Fairmont Scottsdale Princess hotel, respectively. We account for these investments using the equity method of accounting.

	Three Months Ended June 30, 2013			Three Months Ended June 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$37,758	$24,204	$61,962	$34,511	$19,145	$53,656
Property EBITDA (100%)	$11,946	$5,504	$17,450	$10,743	$3,251	$13,994
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$4,345	$2,752	$7,097	$3,685	$1,626	$5,311
Depreciation and amortization	(1,886)	(1,632)	(3,518)	(1,698)	(1,776)	(3,474)
Interest expense	(1,944)	(196)	(2,140)	(2,504)	(195)	(2,699)
Other (expenses) income, net	(7)	(11)	(18)	(20)	19	(1)
Income taxes	(31)	—	(31)	100	—	100
Equity in earnings (losses) of unconsolidated affiliates	$477	$913	$1,390	$(437)	$(326)	$(763)
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$477	$913	$1,390	$(437)	$(326)	$(763)
Depreciation and amortization	1,886	1,632	3,518	1,698	1,776	3,474
Interest expense	1,944	196	2,140	2,504	195	2,699
Income taxes	31	—	31	(100)	—	(100)
EBITDA Contribution	$4,338	$2,741	$7,079	$3,665	$1,645	$5,310
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$477	$913	$1,390	$(437)	$(326)	$(763)
Depreciation and amortization	1,886	1,632	3,518	1,698	1,776	3,474
FFO Contribution	$2,363	$2,545	$4,908	$1,261	$1,450	$2,711

	Six Months Ended June 30, 2013			Six Months Ended June 30, 2012
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$68,087	$55,160	$123,247	$65,354	$46,128	$111,482
Property EBITDA (100%)	$19,820	$15,073	$34,893	$18,961	$11,906	$30,867
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,209	$7,537	$14,746	$6,504	$5,953	$12,457
Depreciation and amortization	(3,751)	(3,472)	(7,223)	(3,387)	(3,547)	(6,934)
Interest expense	(4,434)	(390)	(4,824)	(5,022)	(398)	(5,420)
Other expenses, net	(23)	(19)	(42)	(43)	(39)	(82)
Income taxes	63	—	63	367	—	367
Equity in (losses) earnings of unconsolidated affiliates	$(936)	$3,656	$2,720	$(1,581)	$1,969	$388
EBITDA Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(936)	$3,656	$2,720	$(1,581)	$1,969	$388
Depreciation and amortization	3,751	3,472	7,223	3,387	3,547	6,934
Interest expense	4,434	390	4,824	5,022	398	5,420
Income taxes	(63)	—	(63)	(367)	—	(367)
EBITDA Contribution	$7,186	$7,518	$14,704	$6,461	$5,914	$12,375
FFO Contribution
Equity in (losses) earnings of unconsolidated affiliates	$(936)	$3,656	$2,720	$(1,581)	$1,969	$388
Depreciation and amortization	3,751	3,472	7,223	3,387	3,547	6,934
FFO Contribution	$2,815	$7,128	$9,943	$1,806	$5,516	$7,322

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.84%	365 bp	$475,000	March 2018
Cash and cash equivalents			(14,273)
Net Debt			$460,727
Fairmont Scottsdale Princess
CMBS Mortgage	0.55%	36 bp	$133,000	April 2015
Cash and cash equivalents			(2,370)
Net Debt			$130,630

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015
Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Marriott Hamburg:
Property EBITDA	$1,505	$1,496	$2,901	$2,896
Revenue (a)	$1,160	$1,165	$2,360	$2,330

Lease expense	(1,206)	(1,143)	(2,382)	(2,311)
Less: Deferred gain on sale-leaseback	(51)	(50)	(102)	(101)
Adjusted lease expense	(1,257)	(1,193)	(2,484)	(2,412)

EBITDA contribution from leasehold	$(97)	$(28)	$(124)	$(82)

Security Deposit (b):	June 30, 2013	December 31, 2012
Marriott Hamburg	$2,472	$2,507

(a)	For the three and six months ended June 30, 2013 and 2012, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,274	$(2,998)	$(20,174)	$(34,514)
Depreciation and amortization	26,997	25,277	54,215	50,767
Interest expense	21,279	19,080	42,765	38,685
Income taxes	767	350	1,551	815
Noncontrolling interests	36	8	(51)	(109)
Adjustments from consolidated affiliates	(3,549)	(1,246)	(7,103)	(2,503)
Adjustments from unconsolidated affiliates	5,717	6,888	12,033	13,570
Preferred shareholder dividends	6,042	6,042	12,083	12,083
EBITDA	60,563	53,401	95,319	78,794
Realized portion of deferred gain on sale-leaseback	(51)	(50)	(102)	(101)
Gain on sale of assets—continuing operations	(273)	—	(273)	—
Foreign currency exchange loss (gain)—continuing operations (a)	54	168	(186)	173
Foreign currency exchange loss—discontinued operations (a)	—	535	—	535
Adjustment for Value Creation Plan	—	(3,167)	—	4,772
Comparable EBITDA	$60,293	$50,887	$94,758	$84,173

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income (loss) attributable to SHR common shareholders	$3,274	$(2,998)	$(20,174)	$(34,514)
Depreciation and amortization	26,997	25,277	54,215	50,767
Corporate depreciation	(127)	(264)	(258)	(529)
Gain on sale of assets—continuing operations	(273)	—	(273)	—
Realized portion of deferred gain on sale-leaseback	(51)	(50)	(102)	(101)
Noncontrolling interests adjustments	(125)	(120)	(252)	(253)
Adjustments from consolidated affiliates	(1,655)	(659)	(3,296)	(1,326)
Adjustments from unconsolidated affiliates	3,518	3,779	7,224	7,543
FFO	31,558	24,965	37,084	21,587
Redeemable noncontrolling interests	162	128	202	144
FFO—Fully Diluted	31,720	25,093	37,286	21,731
Non-cash mark to market of interest rate swaps	(3,100)	(1,187)	(6,144)	(2,717)
Foreign currency exchange loss (gain)—continuing operations (a)	54	168	(186)	173
Foreign currency exchange loss—discontinued operations (a)	—	535	—	535
Adjustment for Value Creation Plan	—	(3,167)	—	4,772
Comparable FFO	$28,674	$21,442	$30,956	$24,494
Comparable FFO per fully diluted share	$0.14	$0.11	$0.15	$0.12
Weighted average diluted shares (b)	208,923	204,099	208,760	197,133

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,476	January 2014
Marriott London Grosvenor Square (c)	2.61%	210 bp (c)	106,538	October 2014
Bank credit facility	3.19%	300 bp	157,000	June 2015
Four Seasons Washington, D.C.	3.34%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	211,144	June 2017
Fairmont Chicago	6.09%	Fixed	93,815	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	189,321	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,411	December 2017
InterContinental Miami	3.69%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.04%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021
			$1,318,705

(a)
Spread over LIBOR (0.19% at June 30, 2013). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)
Principal balance of £70,040,000 at June 30, 2013. Spread over three-month GBP LIBOR (0.51% at June 30, 2013). This loan was amended on August 7, 2013 and the new maturity date is reflected in the table. The loan spread over GBP LIBOR increases in steps throughout the extension period from GBP LIBOR plus 2.10% in August 2013 to GBP LIBOR plus 4.25% in April 2014. The loan has no principal amortization requirement and is pre-payable with no penalty.

(d)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,411,000 is payable at a fixed rate of 10.00%.
Domestic and European Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£70,040	October 2013

Future scheduled debt principal payments (including extension options and the loan amendment at the Marriott London Grosvenor Square hotel) are as follows:

Years ending December 31,	Amount
2013	$6,472
2014	121,886
2015	173,246
2016	150,661
2017	548,248
Thereafter	318,192
$1,318,705

Percent of fixed rate debt including U.S. and European swaps	74.0%
Weighted average interest rate including U.S. and European swaps (e)	6.49%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.71
(e) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.